UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: February 15, 2002




                                Axia Group, Inc.
                                ---------------
             (Exact Name of Registrant as Specified on its Charter)


                I-9418                              87-0509512
       ------------------------              ------------------------
       (Commission File Number)        (IRS Employer Identification Number)


                                     NEVADA
                                     ------
         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                        --------------------------------
                    (Address of Principal Executive Offices)


                                 (801) 575-8073
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

This Amended 8-K filing is made for the purpose of incorporating audited financial statements and proforma financial statements for Nexia Holdings, Inc. as required by section 310(b) and Form 8-K.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On February 15, 2002, Axia Group, Inc. ("Company") entered into a Stock Purchase Agreement ("Agreement") with Kelly's Coffee Group, Inc ("Kelly's") whereby the Company effectively reorganized its operations by acquiring a controlling interest in Kelly's through the acquisition of 255,100,000 restricted shares of Kelly's common stock. This number of shares is approximately 82% of the issued and outstanding shares of Kelly's after the close of the transaction. The Company's financial statements and tax returns will include Kelly's information on a consolidated basis as a result of the Agreement.

Specific reference to the interests transferred as a result of this Agreement are detailed in the Disclosure Schedules of the Agreement. The transaction is also structured to preserve an estimated $5,000,000 in tax loss carry-forwards in either Axia or its subsidiary corporations. Axia anticipates that the assets transferred to Kelly's as a result of this transaction will be managed in a manner similar to that followed by Axia. A copy of the Stock Purchase Agreement is attached hereto.

Richard Surber is a common officer and director of both the Company and Axia, and for a majority of the transferred subsidiaries Mr. Surber is the only officer and director. Neither party to the Agreement nor corporations subject to the Agreement are required to change or modify their currently existing board of directors or officers.

The parties by agreement have specified that the shares of the Company's common stock issued to Axia will be restricted from any sale or transfer into the public market for a period of two years from the closing date of the Agreement and that the share certificates shall bear a restrictive legend to that effect.

ITEM 7.           Financial Statements and Exhibits

The following exhibits are included as part of this report:

EXHIBIT           PAGE
NO.               NO.      DESCRIPTION

1                 4        Stock Purchase Agreement dated February 15, 2002

2                 28       Year-end December 31, 2001, audited financial
                           statements for Nexia Holdings, Inc., Pro-forma financial statements, consolidating Axia Group, Inc.
                           with the acquired interest in Nexia Holdings (fka
                           Kelly's Coffee Group, Inc.)

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



                                   SIGNATURES
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2002

                                      Axia Group, Inc.



                                      By:   /s/ Richard D. Surber
                                          -------------------------------------
                                      Richard D. Surber, President and Director






















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



Exhibit 1
                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT ("Agreement"), dated as of
February 15, 2002, by and among Axia Group, Inc., a Nevada corporation ("Axia"), and Kelly's Coffee Group, Inc., a Nevada corporation ("Kelly's").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, Axia owns a majority, controlling or beneficial interest in shares of the common stock of certain corporations detailed in Exhibit "A" of the Disclosure Schedule to this Agreement ("Axia Companies"); and

         WHEREAS, the Axia Companies own certain real and personal property detailed in Exhibit "B" of the Disclosure Schedule to this Agreement; and

         WHEREAS, Axia owns certain securities detailed in Exhibit "C" of the Disclosure Schedule to this Agreement ("Axia Shares"); and

         WHEREAS, Kelly's desires to acquire, through the issue of its restricted common stock, the Axia Companies and the Axia Shares; and

         WHEREAS, Axia desires to sell the Axia Companies and the Axia Shares on the terms and conditions set forth herein;

         WHEREAS, the parties enter into this Agreement with the understanding and intention that the transaction described herein will qualify as a tax-free reorganization under the provisions of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:


                                    ARTICLE I

                               EXCHANGE OF SHARES


         1.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

                  (a) Kelly's shall issue and deliver to Axia two hundred and fifty five million one hundred thousand (255,100,000) shares of the authorized but unissued shares of Kelly's common stock, subject to a two (2) year restriction on any sale as defined in the Restriction on Sale of Securities Agreement attached as Exhibit "D" of the Disclosure Schedule to this Agreement, and

                  (b) Axia agrees to deliver to Kelly's, its interest in each of the Axia Companies as detailed in Exhibit "A" of the Disclosure Schedule hereto and the Axia Shares as set forth in Exhibit "C" of the Disclosure Schedule hereto.

         1.2 Time and Place of Closing. The closing of the transactions contemplated hereby ("Closing") shall take place at the offices of Hudson Consulting Group, Inc. on or before February 22, 2002 ("Closing Date") at 10:00 A.M., M.S.T., or at such other place or time as the parties may agree.


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY


         Axia represents and warrants to Kelly's that now and/or as of the
Closing:

         2.1 Due Organization and Qualification; Subsidiaries; Due
Authorization.

         (a) Axia and the Axia Companies are corporations duly incorporated, validly existing and in good standing under the laws of their respective state jurisdictions, with full corporate power and authority to own, lease and operate their respective business and properties and to carry on their respective business' in the places and in the manner as presently conducted or proposed to be conducted. Axia and the Axia Companies are in good standing as foreign corporations in each jurisdiction in which properties are owned, leased or operated, or business conducted.

         (b) Axia does not own, directly or indirectly, a material interest in any corporation, firm, partnership, joint venture or other entity, other than those set forth in Exhibit "A" of the Disclosure Schedule which accompanies this Agreement and is incorporated herein by reference. All the outstanding shares of capital stock of the Axia Companies are owned free and clear of all liens, there are no contracts, agreements, arrangements, options, warrants, calls, commitments or other rights of any character obligating or entitling the Axia Companies to issue, sell, redeem or repurchase any of their securities, and there are no outstanding securities of any kind convertible into or exchangeable for securities of any of the Axia Companies.

         (c) Axia has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby. Axia has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Axia, enforceable against Axia in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding there for may be brought.

         2.2 No Conflicts or Defaults. The execution and delivery of this Agreement by Axia and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of Axia or (b) with or without the giving of notice or the passage of time and subject to obtaining such consents prior to the Closing, violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Axia or any of the Axia Companies are party or by which Axia or any of the Axia Companies are bound, or any judgment, order or decree, or any law, rule or regulation to which Axia or any of the Axia Companies or any of their respective assets are subject.

         2.3 Capitalization. All shares of the Axia Companies are duly authorized, validly issued, fully paid and non-assessable, and were not issued in violation of any preemptive right of the stockholders. The Axia Companies shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obli gating or entitling Axia to issue, sell, redeem or repurchase any of the Axia Companies shares, and there are no outstanding securities of any kind convertible into or exchangeable into shares of the Axia Companies.

         2.4 Financial Statements. The Axia September 30, 2001 Form 10-QSB, and the related statements of operations, stockholders' equity and cash flows for the fiscal quarter and year then ended, including the notes thereto, as reviewed by Tanner + Co., certified public accountants are incorporated by reference into this Agreement ("Axia Financial Statements"). The Axia Financial Statements, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of Axia as of the dates and for the periods indicated. The books of account and other financial records of Axia have been maintained in accordance with good business practices.

         2.5 Further Financial Matters. Neither Axia nor any of the Axia Companies have any material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto, under generally accepted accounting principles, that are not reflected in the Axia Financial Statements.

         2.6 Taxes. Axia and the Axia Companies have filed all United States federal, state, county, local and foreign national, provincial and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"). All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by Axia or the Axia Companies, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. No tax return or tax return liability of Axia or any of the Axia Companies have been audited or, are presently under audit to the best of Axia's knowledge. Neither Axia nor any of the Axia Companies have been given or have requested waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of Axia and the Axia Companies, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of Axia and in the Axia Financial Statements.

         2.7      Indebtedness; Contracts; No Defaults.

         (a) Copies of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which Axia or any of the Axia Companies are party have previously been delivered to, or otherwise made available to Kelly's. An instrument is considered material for the purposes of this Section 2.7(a) if it provides for expenditures or receipts of more than $100,000.

         (b) Neither Axia, nor any of the Axia Companies are in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which Axia or any of the Axia Companies are party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by Axia or any of the Axia Companies. Neither Axia nor any of the Axia Companies have received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

         2.8 Personal Property. Axia and the Axia Companies have good and marketable title to all of their tangible personal property and assets, including, without limitation, all of the assets reflected in the Axia Financial Statements, that have not been disposed of in the ordinary course of business as of September 30, 2001, free and clear of all liens or mortgages, except for any lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securi ties laws.

         2.9 Real Property. Exhibit "B" of the Disclosure Schedule sets forth a true and complete list of all material real property owned by Axia and Axia Companies.

         2.10 Compliance with Law.

         (a) Neither Axia nor any of the Axia Companies are conducting their respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Neither Axia nor any of the Axia Companies have received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

         (b) Axia and the Axia Companies are in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of Axia, threatened against Axia or any of the Axia Companies that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that Axia has reason to believe are likely to give rise to any material liability or other obligations of Axia or any of the Axia Companies under any environmental laws, except as has been otherwise disclosed to Kelly's.

         2.11 Permits and Licenses. Axia and the Axia Companies have all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct their respective business' and to own, lease, use, operate and occupy their assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect their respective business. Neither Axia nor any of the Axia Companies have received any written or oral notice or claim pertaining to a failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect their business'.

         2.12 Ordinary Course. Axia and the Axia Companies have conducted their business', maintained real property and equipment and kept books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

         2.13 No Adverse Changes. There have been no (a) material adverse changes in the business, prospects, the financial or other condition, or the respective assets or liabilities of Axia and the Axia Companies as reflected in the Axia Financial Statements, (b) material losses sustained by Axia or the Axia Companies, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of Axia's or the Axia's Companies business', or (c) events, conditions or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of Axia or the Axia Companies.

         2.14 Litigation. There are been no (a) claims, disputes, actions, suits, proceedings or investigations pending or, to the knowledge of Axia, threatened, against or affecting the business of any of the Axia Companies, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of Axia, has any claim, dispute, action, suit, proceeding or investiga tion been pending or threatened, during the 12-month period preceding the date hereof; (b) outstanding judg ments, orders, writs, rulings, injunctions, stipulations or decrees of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business' of any of the Axia Companies; and (c) neither Axia nor any of the Axia Companies have received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

         2.15 Insurance. Axia and the Axia Companies do currently maintain certain forms of insurance.

         2.16 Certificate of Incorporation and By-laws; Minute Books. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of Axia and the Axia Companies, and all amendments to each are true, correct and complete. The minute books of the Axia Companies contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of the Axia Companies are true, correct and complete.

         2.17 Employee Benefit Plans. The Axia Companies do not maintain, nor has any Axia Company ever maintained, any employee benefit plans ("as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Axia Companies, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with Axia, or any entity required to be aggregated in a controlled group or affiliated service group with Axia for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b),
(c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time ("Benefit Plans"), except for the Canton Financial Services 401(k) Plan 001 and Canton Financial Services Cafeteria Plan 002, as previously disclosed to Kelly's.

         2.18 Patents; Trademarks and Intellectual Property Rights. Axia and the Axia Companies own or possess sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s), proprietary rights and processes necessary for their business' as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, and neither Axia nor the Axia Companies are bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

         2.19 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Axia directly with Kelly's without the intervention of any person on behalf of Axia in such a manner as to give rise to any valid claim by any person against Kelly's for a finder's fee, brokerage commission or similar payment.

         2.20 Affiliate Transactions. Neither Axia nor any officer, director or employee of Axia (or any of the relatives or affiliates of any of the aforementioned persons) is a party to any agreement, contract, commitment or transaction with Axia or affecting the business of Axia, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used by or necessary to Axia which will subject Kelly's to any liability or obligation from and after the Closing Date.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF KELLY'S


         Kelly's represents and warrants to Axia that now and/or as of the
Closing:

         3.1 Due Organization and Qualification; Due Authorization.

         (a) Kelly's is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. Kelly's is in good standing as a foreign corporation in each jurisdiction in which its business requires such qualification, except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Kelly's taken as a whole.

         (b) Kelly's does not own, directly or indirectly, any controlling interest in any corporation, firm, partnership, joint venture or other entity.

         (c) Kelly's has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Kelly's has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Kelly's, enforceable against Kelly's in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

         3.2 No Conflicts or Defaults. The execution and delivery of this Agreement by Kelly's and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of Kelly's, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Kelly's is a party or by which Kelly's or any of its respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which Kelly's or any of its respective assets are subject, (ii) result in the creation of, or give any party the right to create, any lien upon any of the assets of Kelly's, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which Kelly's is a party or by which Kelly's or any of its respective assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, Kelly's is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.



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



         3.3 Capitalization. The authorized capital stock of Kelly's immediately prior to giving effect to the transactions contemplated hereby consists of 1,000,000,000 authorized shares of common stock, par value $0.001 per share, of which as of the date hereof 54,869,427 shares of common stock are issued and outstanding. All of the outstanding shares of Kelly's common stock, when issued in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and non-assessable, and not in violation of any rights of third parties. The Kelly's common stock is not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling Kelly's to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Kelly's common stock.

         3.4 Financial Statements. The Kelly's September 30, 2001 Form 10-QSB, and the related statements of operations, stockholders' equity and cash flows for the fiscal quarter and year then ended, including the notes thereto, as reviewed by Tanner + Co., certified public accountants are incorporated by reference into this Agreement ("Kelly's Financial Statements"). The Kelly's Financial Statements, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of Kelly's as of the dates and for the periods indicated. The books of account and other financial records of Kelly's have been maintained in accordance with good business practices.

         3.5      Further Financial Matters.

         (a) Kelly's has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Kelly's Financial Statements.

         (b) The forecasted operations statements and cash flow statements of Kelly's, true and complete copies of which have been delivered to Axia, were prepared in good faith on the assumptions stated therein, which assumptions were believed to be reasonable in light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, Kelly's best estimate of its future financial performance, it being recognized that such forecasts do not constitute a warranty as to the future performance of Kelly's and that actual results may vary from forecasted results.

         3.6      Indebtedness; Contracts; No Defaults.

         (a) Copies of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which Kelly's is party have previously been delivered to, or otherwise made available to Axia. An instrument is considered material for the purposes of this Section 3.7(a) if it provides for expenditures or receipts of more than $100,000.



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



         (b) Kelly's is not in breach, in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which Kelly's is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or other wise, would constitute or result in such a material breach or material default by Kelly's or, to the knowledge of Kelly's, any other person or entity. Kelly's has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

         3.7 Personal Property. Kelly's has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Kelly's Financial Statements that have not been disposed of in the ordinary course of business since September 30, 2001, free and clear of all liens or mortgages, except for any lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws.

         3.8      Real Property.  Kelly's owns no real property.


         3.9      Compliance with Law.


                  (a) Kelly's is conducting its respective business or affairs in compliance with applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Kelly's has received no notice of any violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

                  (b) Kelly's is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of Kelly's, threatened against Kelly's that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that Kelly's has reason to believe are likely to give rise to any material liability or other obligations of Kelly's under any environmental laws.

         3.10 Permits and Licenses. Kelly's has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. Kelly's has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

         3.11 Ordinary Course. Kelly's has conducted its business, maintained equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.


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




         3.12 No Adverse Changes. Since September 30, 2001, there has not been
(a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of Kelly's as reflected in the Kelly's Financial Statements, (b) any material loss sustained by Kelly's, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of Kelly's business, or (c) any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of Kelly's.

         3.13 Litigation. There are been no (a) claims, disputes, actions, suits, proceedings or investigations pending or, to the knowledge of Kelly's, threatened, against or affecting the business of Kelly's, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of Kelly's, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) outstanding judgments, orders, writs, rulings, injunctions, stipulations or decrees of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of Kelly's; or (c) written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

         3.14     Insurance.  Kelly's maintains no insurance policies.


         3.15 Certificate of Incorporation and By-laws; Minute Books. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of Kelly's, and all amendments to each are true, correct and complete. The minute books of Kelly's contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of Kelly's are true, correct and complete.

         3.16 Employee Benefit Plans. Kelly's does not maintain, nor has Kelly's ever maintained, any employee benefit plans ("as defined in Section 3(3) of the "ERISA"), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of Kelly's or, former employees, their beneficiaries and dependents.

         3.17 Patents; Trademarks and Intellectual Property Rights. Kelly's owns no patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) proprietary rights or processes

         3.18 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Kelly's directly with Axia without the intervention of any person on behalf of Kelly's in such a manner as to give rise to any valid claim by any person against Axia for a finder's fee, brokerage commission or similar payment.

         3.19     Purchase for Investment.


         (a) Kelly's is acquiring the shares of the Axia Companies for investment for its own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Kelly's has no present intention of selling, granting any participation in, or otherwise distributing the same. Kelly's further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participation to such person or to any third person, with respect to any of the Axia Companies shares.

         (b) Kelly's understands that the shares of the Axia Companies are not registered under the Securities Act of 1933 as amended ("Securities Act") on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that Kelly's reliance on such exemption is predicated on Axia's representations set forth herein. Axia is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act.

         3.20 Investment Experience. Kelly's acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquiring the shares of the Axia Companies.

         3.21 Information. Kelly's has carefully reviewed such information as it deemed necessary to evaluate an investment in the shares of the Axia Companies. To the full satisfaction of Kelly's, it has been furnished all materials that it has requested relating to Axia and the Axia Companies, it has been afforded the opportunity to ask questions of representatives of Axia, to obtain any information necessary to verify the accuracy of any representations or information made or given to Kelly's. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of Axia set forth in this Agreement, on which Kelly's has relied in exchanging its shares for shares in the Axia Companies and the Axia Shares.


                                   ARTICLE IV

                                 INDEMNIFICATION


         4.1 Indemnity of Kelly's. Axia agrees to defend, indemnify and hold harmless Kelly's from and against, and to reimburse Kelly's with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by Kelly's by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by Axia or in any document or certificate delivered by Axia pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.
         4.2 Indemnity of Axia. Kelly's agrees to defend, indemnify and hold harmless Axia from and against, and to reimburse Axia with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by Axia by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by Kelly's or in any document or certificate delivered by Kelly's pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         4.3      Indemnification Procedure.


         A party (the "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article 4. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.


                                    ARTICLE V

                                   DELIVERIES


         5.1   Items to be delivered to Kelly's  prior to or at Closing by Axia.

         (a) articles of incorporation and amendments thereto, bylaws and amendments thereto, certificate of good standing in Axia's state of incorporation;

         (b) all applicable exhibits hereto;

         (c) all minutes and resolutions of board of director and shareholder meetings with regard to this Agreement;

         (d) shareholder lists of all the Axia Companies;

         (e) all financial statements and tax returns in the possession of Axia for the Axia Companies;

         (f) copies of all SEC filings;

         (g) resolution from Axia's current directors appointing designees of Kelly's to the board of directors of the Axia Companies where applicable;

         (h) copies of board of directors, and if applicable, shareholder resolutions approving this transaction; and

         (i) any other document reasonably requested by Kelly's that it deems necessary for the consummation of this transaction

          5.2 Items to be delivered to Axia prior to or at Closing by Kelly's.

         (a) articles of incorporation and amendments thereto, bylaws and amendments thereto, certificateof good standing in Kelly's state of incorporation;

         (b) all applicable exhibits hereto;

         (c) all minutes and resolutions of board of director and shareholder meetings in possession of Kelly's;

         (d) shareholder list;

         (e) all financial statements and tax returns in possession of Kelly's;

         (f) certificates representing Kelly's common stock duly authorized, validly issued, fully paid for and non-assessable;

         (g) copies of board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto; and

         (h) any other document reasonably requested by Axia that it deems necessary for the consummation of this transaction

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

         6.1 Conditions Precedent to Closing. The obligations of the parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

         (a) That each of the representations and warranties of the parties contained herein shall be true and correct at the time of the Closing date as if such representations and warranties were made at such time;

         (b) That the parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

         (c) That the parties shall be satisfied with the results of their due diligence and review of the other books and records.


                                   ARTICLE VII

                                   TERMINATION


         7.1 Termination. This Agreement may be terminated at any time before or, at Closing, by:

         (a) The mutual agreement of the parties;

         (b) Any party if:

                  (i) Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished;

                  (ii) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or

                  (iii) The conditions precedent to Closing are not satisfied.

         (c) Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.


                                  ARTICLE VIII

                                  MISCELLANEOUS


         8.1 Survival of Representations, Warranties and Agreements. All representations and warranties and statements made by a party to this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         8.2 Access to Books and Records. During the course of this transaction through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

         8.3 Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

         8.4 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

                  If to Axia:       Axia Group, Inc.
                                    268 West 400 South
                                    Salt Lake City, Utah 84101
                                    Tel: (801) 575-8073
                                    Fax: (801) 575-8092

                  If to Kelly's:    Kelly's Coffee Group, Inc.
                                    268 West 400 South, Suite 300
                                    Salt Lake City, Utah 84101
                                    Tel: (801) 575-8073
                                    Fax: (801) 575-8092

         8.5 Entire Agreement. This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

         8.6 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

         8.7 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Utah as are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

         8.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.9 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

         8.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.


         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

Axia Group, Inc.                          Kelly Coffee Group, Inc.



By: /s/ Gerald Einhorn                    By: /s/ Richard Surber
        --------------                            --------------
Name: Gerald Einhorn                      Name: Richard Surber
Title: Vice-President                     Title: President

                                               Exhibit "A"



                                Shares to be transferred to Kelly's by Axia:

----------------------------------------------------------------------------------------------------------
Corporation Name                        Number of shares held by Axia          % of Issued and Outstanding
----------------------------------------------------------------------------------------------------------
Axia Group, Inc.                                  441,730

Canton Industrial Corporation of                   500,000                                           10.00
Salt Lake City

Canton Tire Recycling West                         500,000                                          100.00
Virginia, Inc.

CyberBoy, Inc. (now known as                     1,000,000                                           48.80

C-Cubed Holdings, Inc.)

CyberCosmetics, Inc.                             1,000,000                                           46.50

CyberExcellence, Inc.                             100,000

CyberEquestrian, Inc. (now                       1,458,000                                            5.83
known as eLocity Corporation)

CyberEye, Inc.                                   2,000,000                                           36.00

CyberFishing, Inc.                               2,000,000                                           36.00

CyberGate, Inc. (now known as                    2,000,000                                            9.97
Mortgage Financial Link.com,
Inc.)

CyberLead, Inc.                                  2,000,000                                           36.00

CyberLife, Inc.                                  2,000,000                                           36.00

CyberOil, Inc.                                   1,000,000                                           49.00

CyberSkiing, Inc.                                2,000,000                                           36.00

CyberSoccer, Inc.                                1,000,000                                           49.00

CyberTennis, Inc.                                1,000,000                                           49.00

CyberTyme, Inc.                                  2,000,000                                           36.00

CyberWholesale, Inc.                             1,000,000                                           49.00

CyberWrestling, Inc.                             1,000,000                                           49.00

CyberWrite, Inc                                  2,000,000                                           36.00

Diversified Holdings I, Inc                      12,000,000                                          99.00



                                       20





Downtown Development                             10,000,000                                         100.00
Corporation (fka A-Z South
State, Inc.)

Golden Opportunity                                5,000,000                                          60.27
Development Corporation

Kearns Development                                1,900,000                                           9.35
Corporation

Wasatch Capital Corporation                       2,000,000

Wichita Development                              82,660,702                                          79.24
Corporation (fka
CyberBotanical, Inc.)

                  Stocks Held by Diversified Holdings I, Inc. (title to remain in Diversified)
----------------------------------------------------------------------------------------------------------




Canton Industrial Corporation of                  4,000,000                                            80%
Salt Lake City

Canton's Wild Horse Ranch II,                        10,000                                          90.9%
Inc.

Diversified Holdings XIX, Inc.                        1,000                                           100%

Golden Opportunity                                1,635,230                                         19.71%
Development Corporation

Hudson Consulting Group, Inc.                       101,000                                           100%

Kearns Development                                  100,000                                          0.49%
Corporation (fka CyberStudio, Inc.)

Oasis International Hotel &                       1,000,000                                          90.9%
Casino, Inc.

Salt Lake Development Inc.(fka                      794,000                                            80%
Canton Commercial Carpet)

West Jordan Real Estate                           1,000,000                                          89.1%
Holdings, Inc.

Stocks Held by Wichita Development Corporation (title to remain in Wichita)
-------------------------------------------------------------------------------
Wichita Properties, Inc.                         1,000,000

                                       21


Kearns Development Corporation                   18,100,000




Investment Securities or Holdings
-------------------------------------------------------------------------------
ATC II, Inc.                                         18,560

Earth Broadcasting Corporation                        2,857

eLocity Networks Corporation (fka Vaxcel, Inc.)   2,495,043

EnviroTec, Inc.                                     100,000

Eurotronics Holdings Incorporated                    50,000

Great American Gold Company                         171,177

KMC Foods, Inc.                                       1,000


                                   Exhibit "B"


                     Subsidiaries with Real Estate Holdings

----------------------------------------------------------------------------------------------------------
         NAME                               No. of shares & ownership           Description of Real Estate
----------------------------------------------------------------------------------------------------------

Canton Tire Recycling West          500,000 shares, 100%                        Holds property formerly
Virginia                                                                        used as a crude oil
                                                                                storage-facility located
                                                                                in Parkersburg, West
                                                                                Virginia there are no
                                                                                liens on this property

Downtown Development                10,000,000 shares 100%                      7,000 square foot bldg.
Corporation                                                                     Located in Salt Lake City,
                                                                                Utah, purchase price
                                                                                $535,000, current loan
                                                                                $373,805, currently 65%
                                                                                occupied, 1/31/02
                                                                                book value $406,019

Hudson Consulting Group, Inc.       101,000-wholly owned by                     Three condominiums located in
Diversified Holdings I                                                          Brian Head, Utah, 1/31/02
                                                                                combined depreciated book
                                                                                value of $105,597, current
                                                                                loan balances
                                                                                total $95,334.

Kearns Development Corporation      8,100,000 shares by Wichita                 Owns one building and a
                                    100,000 shares by Diversified I             leases a second in Kearns,
                                    1,900,000 shares by Axia                    Utah each approx. 11,700
                                                                                square feet, purchased
                                                                                bldg for $750,000 current
                                                                                loan balance $616,301,
                                                                                this bldg is 100%
                                                                                occupied, the leased
                                                                                building has monthly rent
                                                                                due of $1,000 and has a
                                                                                purchase option of
                                                                                $650,000 good through Oct
                                                                                31,2002. 1/31/02 book
                                                                                value $630,555.

Salt Lake Development               subsidiary of Div Holdings I                Owns 2 bldgs: one located
Corporation in                                                                  Salt Lake City, a two
                                                                                story office bldg where
                                                                                Axia corporate offices are
                                                                                located, 40% rented to
                                                                                third parties, two loans
                                                                                with a current balance
                                                                                due of $624,847; second
                                                                                bldg located in Ogden,
                                                                                Utah, three story bldg
                                                                                with 18 apartments and a
                                                                                ground floor commercial
                                                                                space, purchase price of
                                                                                $850,000, current loan
                                                                                balance of $607,383.
                                                                                1/31/02 total book value
                                                                                of both bldgs. $878,076



                                       23





Wasatch Capital Corporation         2,000,000 shares                            36,797 square foot
                                                                                building,, located in
                                                                                downtown Salt Lake City,
                                                                                Utah, current loan balance
                                                                                $594,538, 12% interest,
                                                                                ground floor 70% occupied,
                                                                                upper floors in need of
                                                                                major renovation.  1/31/02
                                                                                book value of $522,393

West Jordan Real Estate             subsidiary of Div. Holdings I               72,256 square foot retail
Holdings, Inc                                                                   strip center, located in
                                                                                Glendale area of Salt Lake
                                                                                City, Utah, purchase price
                                                                                of $799,000, with a
                                                                                current loan balance
                                                                                outstanding of $639,081.
                                                                                1/31/02 book value
                                                                                $646,724

Wichita Development                 82,660,702 shares 79.24%                    Owns the Trade Center
Corporation                                                                     Building located in the
                                                                                central business district
                                                                                of Wichita, Kansas,
                                                                                48,541 square feet, 80%
                                                                                occupied, purchase price
                                                                                of $540,554 in August
                                                                                2000. 1/31/02 book value
                                                                                $471,815



                    "Axia Companies" with Securities Holdings

Share Certificates held by Hudson:

         Name                                                             Number of Shares held by Hudson


         ATC II, Inc.                                                                              14,335
         Career Worth, Inc. (fka DiSX, Inc.)                                                      117,648
         Career Worth, Inc. (fka DiSX, Inc.)                                                      133,332
         Career Worth, Inc. (fka DiSX, Inc.)                                                      100,000
         Career Worth, Inc. (fka DiSX, Inc.)                                                      100,000
         Caye Chapel, Inc.                                                                      2,000,000
         Eurotronics Holdings Incorporated                                                        125,000
         Eurotronics Holdings Incorporated                                                         71,507
         Eurotronics Holdings Incorporated                                                         77,149
         Gateway Distributors, Ltd.                                                               860,174
         International Solubles Corporation                                                       200,000
         International Solubles Corporation                                                     5,250,000


                                       24




         Kelly's Coffee Group, Inc.                                                             1,925,000
         Kelly's Coffee Group, Inc.                                                             1,417,570
         Kelly's Coffee Group, Inc.                                                               500,000
         Kelly's Coffee Group, Inc.                                                                62,150
         Rollerball International Inc.                                                             85,000
         Sedona Worldwide Incorporated                                                            126,611
         Senior Care Industries, Inc.                                                             100,000
         Torchmail Communications (fka ERLY Industries, Inc.)                                      92,379
         Torchmail Communications Inc.                                                            500,000
         TRSG Corporation                                                                       2,500,000
         TRSG Corporation                                                                         200,000
         Wichita Development Corporation                                                        1,301,573

Share Certificates held by Oasis International Hotel & Casino, Inc.:

         Kelly's Coffee Group, Inc.                                                             2,500,000
         Kelly's Coffee Group, Inc.                                                               154,271
         Wichita Development Corporation                                                          884,757




Axia Companies with Brokerage Accounts:


Hudson Consulting Group, Inc.  Account

---------------------------------------------------------------------------------------------------------
Name of Company                         Number of shares                 per share value - extended value
---------------------------------------------------------------------------------------------------------

All American Sportpark Inc.             35,500                             $0.03                   $1,065
Bib.Net Corp.                           250,000                            $0.02                   $5,000
Career Worth Inc.                       450,000                           $0.003                   $1,350
Cathayone Inc.                          106,434
Educational Entertainment Inc.          100,000
Gateway Distributors Ltd.               29,440                            $0.032                  $942.08
Global Datatel                          27,140                           $0.0011                   $29.85
Health Watch - Restricted               1,800                              $0.20                     $360



                                       25





JAB Int'l Inc.                          600,000
Keystone Energy                         50,000                            $0.001                      $50
Maxx International Inc.                 187,000                           $0.015                   $2,805
Neogenomics Inc.                        200,000                           $0.012                   $2,400
NuOasis Resorts Inc.                    214,000                           $0.003                     $642
Onspan Networking Inc.                  2,292                              $0.89                $2,039.88
Power Exploration Inc.                  450                                $0.15                   $67.50
Sandy Creek Corp.                       79,000                            $0.015                   $1,185
Sedona Worldwide Inc.                   57,609                            $0.065                $3,744.58
TRSG Corporation (restricted)           500,000                            $0.04                  $20,000
Tianrong Internet Prods & SVC           500,919                           $0.001                  $500.92
Torchmail Communications Inc.           1,051                              $2.00                   $2,102
Worldwater Corp.                        18                                 $0.19                    $3.42
Youthline USA Inc.                      157,709                           $0.001                  $157.71


Oasis International Hotel & Casino, Inc. Account

---------------------------------------------------------------------------------------------------------
Global Casino New                       54,998                             $0.15                $8,249.70
Kelly's Coffee Group                    479,349                           $0.078               $37,389.22
Wichita Development Corp                159,783                            $0.01                $1,597.83


Wichita Development Corporation Account

---------------------------------------------------------------------------------------------------------
Airnet Communications Corp              2,900                              $0.53                   $1,537
Axia Group, Inc.                        58,700                             $0.60                  $35,220
Oracle Systems                          1,500
Wichita Development Corp.               7,000                              $0.01                      $70


                                   Exhibit "C"

Securities to be transferred to Kelly's ("Axia Shares")
Shell Corporations:

         Name                                      Shares held by Axia &
                                                   ownership percentage

CyberCosmetics, Inc.                            1,000,000                 46.5%
CyberEye, Inc.                                  2,000,000                   36%
CyberFishing, Inc.                              2,000,000                   36%
CyberLead, Inc.                                 2,000,000                   36%
CyberLife, Inc.                                 2,000,000                   36%
CyberOil, Inc.                                  1,000,000                   49%
CyberSkiing, Inc.                               2,000,000                   36%
CyberSoccer, Inc.                               1,000,000                   49%
CyberTennis, Inc.                               1,000,000                   49%
CyberTyme, Inc.                                 2,000,000                   36%
CyberWholesale, Inc.                            1,000,000                   49%
CyberWrestling, Inc.                            1,000,000                   49%
CyberWrite, Inc.                                2,000,000                   36%

Share Certificates held by Axia:

         Name                                      Number of Shares held by Axia

         ATC II, Inc.                                                    18,560
         Earth Broadcasting Corporation                                   2,857
         ELocity Networks Corporation (fka Vaxcel, Inc.)              2,495,043
         EnviroTec, Inc.                                                100,000
         Eurotronics Holdings Incorporated                               50,000
         Great American Gold Company                                    171,177
         KMC Foods, Inc.                                                  1,000

Holdings from Brokerage Account:

         Axia Group, Inc. Account:

---------------------------------------------------------------------------------------------------------
Name of Corporation                     Number of shares                        Market Value 2/19/02
                                                                                per share            Total
---------------------------------------------------------------------------------------------------------


Axia Group, Inc.                                    102,085                     $0.60             $61,251

Biotel Inc.                                           3,925                     $0.60              $2,355

Columbus Networks Co.                               150,000                     $0.07             $10,500

Environmental Const. Products                       24,400

Global Casino New                                     4,000                     $0.15                $600

Kelly's Coffee Group                                185,000                     $0.078            $14,430

Rollerball International                             23,916                     $0.015            $358.74

Sandy Creek Corporation                             200,000                     $0.015             $3,000

Vidmar Acquisition Inc.                              17,800                     $0.02                $356

Wichita Development Corp.                           182,600                     $0.01              $1,826


                                   Exhibit "D"

                          RESTRICTION ON SALE AGREEMENT

This Restriction on Sale Agreement ("Agreement") is made part of and incorporated by reference as Exhibit "D" of the Disclosure Schedule to the Stock Purchase Agreement effective as of even date between Axia Group, Inc. and Kelly's Coffee Group, Inc., wherein 255,100,000 ("Kelly's Shares") shares of the common stock of Kelly's Coffee Group, Inc. ("Kelly's") are to be issued to Axia Group, Inc. ("Axia") in exchange for substantially all the assets and liabilities of Axia.

Axia hereby represents, warrants, covenants and agrees, for the benefit of Kelly's and the holders of record ("third party beneficiaries") of Kelly's outstanding securities, as of the date hereof and for a period of twenty- four
(24) months hereafter, that neither Axia nor any transferee of Axia will attempt to sell any of the Kelly's Shares through a publically brokered transaction into the public market. Any attempted sale, transfer or other disposition in violation of this Agreement shall be null and void. Axia further agrees that Kelly's (i) may provide a copy of this Agreement to the Kelly's transfer agent for the purpose of instructing the Kelly's transfer agent to place a legend on the certificate(s) evidencing that any transfer, sale, contract for sale, devise, gift, assignment, pledge or hypothecation of the Kelly's Shares are subject to the terms of this Agreement and (ii) may instruct its transfer agent not to transfer the Kelly's Shares in violation of this Agreement and(iii) may issue instructions to its transfer agent that the restrictive legend not be removed from certificates representing the Kelly's Shares for the period required under this Agreement.

This Agreement shall be binding upon the Axia, its agents, heirs, successors, assigns and beneficiaries. Any waiver by Kelly's of any of the terms and conditions of this Agreement in any instance must be in writing and must be duly executed by Kelly's and Axia and shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof. Axia agrees that any breach of this Agreement will cause Kelly's and the third party beneficiaries irreparable damage for which there is no adequate remedy at law. If there is a breach or threatened breach of this agreement by the Axia, Axia hereby agrees that Kelly's and the third party beneficiaries shall be entitled to the issuance of an immediate injunction without notice to restrain the breach or threatened breach. Axia also agrees that Kelly's and all third party beneficiaries shall be entitled to pursue any other remedies for such a breach or threatened breach, including a claim for money damages.

Agreed and accepted this 15 day of February 2002.

AXIA GROUP, INC.                                     KELLY'S COFFEE GROUP, INC.

By:      /s/ Gerald Einhorn                          By:    /s/ Richard Surber
             --------------                                     --------------
Name:        Gerald Einhorn                          Name:      Richard Surber
             --------------                                     --------------
Title:      Vice-President                           Title:         President
            --------------                                          ---------

Exhibit 2











                          Audited Financial Statements

                                       for
                              Nexia Holdings, Inc.

                               For the Years ended
                           December 31, 2000 and 2001

                          INDEPENDENT AUDITORS' REPORT



Board of Directors and Stockholders
Nexia Holdings, Inc.
Salt Lake City, Utah

We have audited the accompanying balance sheet of Nexia Holdings, Inc. (formerly Kelly's Coffee Group, Inc.) (a Development Stage Company) as of December 31, 2001, and the related statements of stockholder's equity (deficit), operations, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nexia Holdings, Inc. (A Development Stage Company) as of December 31, 2000, and the results of operations and cash flows for the year then ended, in conformity with generally accepted accounting principles of the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As disclosed in Note 2 to the financial statements, the Company's revenue generating activities are not in place and the Company has incurred a loss. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ TANNER + CO
---------------
Tanner + Co
Salt Lake City, Utah
February 19, 2002, except note 11 dated March 19, 2002

                       (Letterhead of Mantyla McReynolds)
                         5872 South 900 East, Suite 250
                            Salt Lake City, UT 84121

                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Stockholders
Kelly's Coffee Group, Inc.
Salt Lake City, Utah

We have audited the accompanying balance sheet of Kelly's Coffee Group, Inc. (a development stage company until August 29, 2000) as of December 31, 2000, and the related statements of operations, stockholders' equity (deficit), and cash flows for the ten month period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kelly's Coffee Group, Inc. as of December 31, 2000, and the results of operations and cash flows for the ten month period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Mantyla McReynolds
----------------------

Mantyla McReynolds
March 9, 2001
Salt Lake City, Utah

                              NEXIA HOLDINGS, INC.
                          (a Development Stage Company)
                                  Balance Sheet


                                                                          December 31,          December 31,
                                                                              2001                  2000
                                                                       ------------------- ----------------------
ASSETS
  Current Assets
   Cash                                                                $            22,279 $               82,642
   Account receivable - related party                                                    -                147,591
   Marketable Securities                                                            48,745                      -
                                                                       ------------------- ----------------------
     Total Current Assets                                                           71,024                230,233
  Other Assets
   Investment in subsidiary                                                              -                889,392
   Securities available for sale                                                   166,591                      -
                                                                       ------------------- ----------------------

TOTAL ASSETS                                                           $           237,615 $            1,119,625
                                                                       =================== ======================

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
  Current Liabilities
   Accounts payable                                                    $             4,791 $               12,977
   Accounts payable - former subsidiaries                                            5,426                      -
                                                                       ------------------- ----------------------

     Total Current Liabilities                                                      10,217                 12,977
                                                                       ------------------- ----------------------

STOCKHOLDERS' EQUITY
   Preferred stock - 50,000,000 shares authorized at $0.001 par,                        -                      -
         none issued and outstanding
   Common stock - 1,000,000,000 shares authorized at $0.001 par;
         53,964,427 and 51,964,427 shares issued and outstanding, respectively      53,964                 51,964
   Paid in capital                                                               2,428,473              3,232,153
   Accumulated deficit (predevelopment stage)                                   (2,177,469)            (2,177,469)
   Accumulated deficit                                                             (77,570)                     -
                                                                       ------------------- ----------------------
TOTAL STOCKHOLDERS' EQUITY                                                         227,398              1,106,648
                                                                       ------------------- ----------------------
TOTAL LIABILITIES AND STOCKHOLDERS'                                    $           237,615 $            1,119,625
EQUITY
                                                                       =================== ======================




                 See accompanying notes to financial statements

                              NEXIA HOLDINGS, INC.
                          (a Development Stage Company)
                            Statements of Operations
                  for the one year and ten month periods ended
              December 31, 2001 and December 31, 2000, respectively


                                                                                                   10 month
                                                                            Year ended           period ended
                                                                           December 31,          December 31,
                                                                               2001                  2000
                                                                      ---------------------- --------------------
Revenues                                                                       $           -          $         -

General and administrative expenses                                                   78,940              210,359
                                                                      ---------------------- --------------------
     Net income (loss) from operations                                               (78,940)            (210,359)

Other income (expense)
  Gain on sale of securities                                                           1,370              928,216
  Loss from share of subsidiary operations - net of tax                                    -              (34,453)
                                                                      ---------------------- --------------------
     Total other income (expense)                                                      1,370              893,763
                                                                      ---------------------- --------------------

              Income (loss) before tax and extraordinary                             (77,570)             683,404
items
Provision for income taxes - Notes 1 & 3                                                   -                  200
                                                                      ---------------------- --------------------
              Net operating income (loss)                                            (77,570)             683,604

Extraordinary items
     Gain on settlement of debt - net of tax                                               -              926,534
     Subsidiary extraordinary gain (loss) - net of tax                                     -              383,291
     Tax provision attributable to subsidiary extraordinary                                -              209,332
       gain
                                                                      ---------------------- --------------------
     Total extraordinary gain                                                              -            1,519,157

              Net (loss) income                                       $              (77,570)$          2,202,761
                                                                      ====================== ====================

Net income (loss) per common share
     Operating income (loss)                                                    $          - $               0.01
     Extraordinary gain (loss)                                                             -                 0.03
                                                                      ---------------------- --------------------
              Net income (loss) per common share                                $          - $               0.04
                                                                      ====================== ====================
Weighted average shares outstanding                                               52,797,000           51,894,000
                                                                      ====================== ====================



                See accompanying notes to financial statements

                              NEXIA HOLDINGS, INC.
                          (a Development Stage Company)
                  Statements of Stockholders' Equity (Deficit)
                               for the year ended
          December 31, 2001 and 10 month period ended December 31, 2000



                                                                        Additional       Accumulated           Total
                                        Number of         Common          Paid-in         Earnings         Stockholder's
                                         Shares           Stock           Capital         (Deficit)       Equity(Deficit)
                                     ---------------  --------------  --------------- ----------------- -------------------
Balance, February 29, 2000                51,921,019          51,921        3,210,461       (4,380,230)         (1,117,848)
------------------------------------ ---------------  --------------  --------------- ----------------- -------------------
Prior period adjustment                    (125,000)           (125)              125                 -                   -

Issued stock for debt                         63,408              63           12,872                 -              12,935
@$.204/share

Issued stock for litigation
settlement @ $.56/share                        5,000               5            2,795                 -               2,800

Issued stock for services                    100,000             100            5,900                 -               6,000
@$.06/share

Net income (loss) for ten month                    -               -                -         2,202,761           2,202,761
     period
------------------------------------ ---------------  --------------  --------------- ----------------- -------------------
Balance, December 31, 2000                51,964,427  $       51,964  $     3,232,153  $    (2,177,469) $         1,106,648
------------------------------------ ---------------  --------------  --------------- ----------------- -------------------
Divestiture of subsidiary                          -               -        (840,680)                 -           (840,680)

Issued stock for services                  2,000,000           2,000           37,000                 -              39,000
@$.0195/share

Net income (loss) for the year                     -               -                -          (77,570)            (77,570)
------------------------------------ ---------------  --------------  --------------- ----------------- -------------------
Balance, December 31, 2001                53,964,427  $       53,964  $     2,428,473 $     (2,255,039) $          227,398
------------------------------------ ===============  ==============  =============== ================= ===================














                 See accompanying notes to financial statements

                              NEXIA HOLDINGS, INC.
                          (a Development Stage Company)
                            Statements of Cash Flows
                  for the one year and ten month periods ended
                     December 31, 2001 and December 31, 2000


                                                                               Year           10 month period
                                                                               ended               ended
                                                                           December 31,         December 31,
Cash Flows from Operating Activities:                                          2001                 2000
-------------------------------------
                                                                        ------------------- --------------------
Net Income (loss)                                                       $           (77,570)$          2,202,761
Adjustments to reconcile net income to net cash provided by
operating activities:
  Common stock issued for services                                                   39,000               21,735
  Gain on settlement of debt                                                              -             (926,534)
  Income attributable to subsidiary                                                       -             (348,838)
  Increase (decrease) in accounts payable                                            (8,186)              12,599
  Increase (decrease) in accounts payable - related parties                           5,426                    -
  Increase (decrease) in net liabilities of discontinued operations                       -             (731,514)
                                                                        ------------------- --------------------
    Net Cash Provided by/(Used for) in Operating Activities                         (41,330)             230,209

Cash Flows from Investing Activities:
------------------------------------
  Increase (decrease) in related party receivable                                         -               50,000
  (Purchase) sale of marketable securities and investments                          (19,033)             475,730
  (Purchase) divestiture of subsidiary                                                    -             (540,554)
                                                                        ------------------- --------------------
    Net Cash Provided by/(Used for) Investing Activities                            (19,033)             (14,824)

Cash Flows from Financing Activities:
------------------------------------
  Decrease (increase) in amount due from shareholder                                      -             (147,591)
                                                                        ------------------- --------------------
       Net Cash Provided by/(Used for) Financing Activities                               -             (147,591)

                    Net Increase(decrease) in Cash                                  (60,363)              67,794

Beginning Cash Balance                                                               82,642               14,848
                                                                        ------------------- --------------------

Ending Cash Balance                                                     $            22,279 $             82,642
                                                                        =================== ====================


                 See accompanying notes to financial statements

                              NEXIA HOLDINGS, INC.
                          (a Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001

NOTE 1          Organization and Summary of Significant Accounting Policies
                -----------------------------------------------------------

     Organization

     Nexia Holdings, Inc. (Nexia or The Company) was incorporated under the laws of the State of Colorado on April 20, 1987 as Metropolitan Acquisition Corporation. The name of the company was changed to Legacy Capital Corporation, Inc. on May 12, 1989, to Welcom Capital Incorporated on August 23, 1990, to Great Earth Vitamin Group, Inc. on December 15, 1993, to Kelly's Coffee Group, Inc. (Kelly's) on April 22, 1994, and finally to Nexia Holdings, Inc. on March 15, 2002. Nexia became a development stage company on March 1, 1998. During 2000, Nexia elected to change its fiscal year to a calendar year and to report the period from March 1, 2000 to December 31, 2000 as a short year.

     On August 29, 2000, Nexia began principal operations by purchasing a 94% interest in Cyberbotanical, Inc., for $540,554, who in turn purchased a seven story building in Wichita, Kansas, known as the Board of Trade Center. The building is operated to produce rental income. On October 2, 2000, Cyberbotanical, Inc. changed its name to Wichita Development Corporation (Wichita). On October 5, 2000, Nexia merged with a Nevada corporation with the same name, effectively changing its state of domicile from Colorado to Nevada and its authorized common stock from 100,000,000 shares with $.001 par value to 1,000,000,000 shares with $.001 par value. On January 2, 2001, Nexia divested itself of its ownership in Wichita Development through a registered spin-off to its shareholders and became a development stage company as defined by SFAS No. 7 at that time. Cumulative amounts since inception of the development stage (January 2, 2001) have not been presented because such amounts would be the same as those reported for the year ended December 31, 2001.

     Basis for Consolidation

     At December 31, 2000, the Company owned 94% of Wichita. During 2000 the investment in Wichita was accounted for using the equity method of accounting rather than being consolidated in Nexia's financial presentation. Statement of Financial Accounting Standard No. 94 requires that all investments which a parent company has a controlling interest be consolidated except when the control of the subsidiary is temporary. In January 2001, Kelly's distributed 17,391,371 of its 18,400,000 shares in Wichita to Nexia's shareholders ratable to their ownership in Nexia. Since the control of the subsidiary was given up shortly after the balance sheet date of December 31, 2000, and consisted of only four months of ownership, consolidated financial statements for 2000 may not have reflected a fair presentation of Nexia's financial position.

     Cash and Cash Equivalents

     For the purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                              NEXIA HOLDINGS, INC.
                          (a Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001

     Income Taxes

     Income taxes are recorded using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     Earnings Per Share

     The computation of basic earnings per common share is based on the weighted average number of shares outstanding during each period.

     The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the period plus the common stock equivalents which would arise from the exercise of stock options and warrants outstanding using the treasury stock method and the average market price per share during the period. The Company does not have any stock options or warrants outstanding at December 31, 2001.

     Concentration of Credit Risk

     The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

     Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2           Going Concern
                 -------------

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is a development stage company and is not currently generating revenues from operations.

                              NEXIA HOLDINGS, INC.
                          (a Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001



     These conditions raise substantial doubt about the ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     The Company's ability to continue as a going concern is subject to the attainment of necessary financing from outside sources such as related parties or equity markets. There can be no assurance the Company will be successful in such efforts.

NOTE 3           Investment In and Spin-Off of Subsidiary
                 ----------------------------------------

     On August 29, 2000, Nexia purchased a 94% interest in Wichita for $540,554. During 2000, the investment in Wichita was accounted for using the equity method of accounting rather than being consolidated because control of Wichita was temporary. As of December 31, 2000, Nexia's investment in Wichita consisted of the original investment of $540,554 and 94% of Wichita's 2000 net income, or $348,838, combined for a total investment of $889,392.

     In January 2001, Nexia's distributed 17,391,371 (94.52%) of its 18,400,000 shares in Wichita to Nexia's shareholders ratable to their ownership in Nexia. This transaction was recorded as a dividend distribution of subsidiary stock and resulted in a reduction to additional paid-in capital of $840,680, 94.52% of the book value of the Company's investment in Wichita on the date of distribution.

NOTE 4           Related Party Transactions
                 --------------------------

     The related party payable at December 31, 2001 of $5,426 consists of cash received on behalf of Wichita. The amount is non-interest bearing and is due on demand.

     The Company has entered into the following related party transactions:

              * On August 29, 2000, the Company purchased 18,400,000 shares (approximately 94%) of the common stock of Wichita Development Corporation (Wichita), a publicly reporting company with common officers and directors, for $540,554. In January 2001, Nexia distributed approximately 94.52% of its Wichita shares held to Nexia's shareholders as a dividend distribution. This transaction reduced Nexia's ownership in Wichita to approximately 5% (see note 3)

                              NEXIA HOLDINGS, INC.
                          (a Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001

              * On October 17, 2000, the Company entered into an agreement with Wichita whereby all of the assets and liabilities of Nexia, except its stock in Wichita, were transferred to Wichita. No gain or loss was recorded from this transaction because the transfer was between related parties.

              * At December 31, 2000, Nexia had a receivable from Wichita in the amount of $147,591, representing $209,532 in current income taxes due to Nexia (see note 6) less $61,941 owed by Nexia to Wichita. In March 2001, the Company exchanged the receivable of $147,591 from Wichita for receipt of 3,053,944 newly issued restricted shares of common stock in Wichita. This transaction caused the Company's holding in Wichita to increase to 17% of the issued and outstanding shares of Wichita.

              * The Company has an ongoing consulting agreement with a subsidiary of AXIA Group, Inc. a company with common directors and officers, whereby Nexia reimburses administrative costs on a time and billing basis. During the year ended December 31, 2001 and the period ended December 31, 2000, the Company paid $15,000 and $1,960 pursuant to the agreement, respectively. In addition, the Company issued 40,000 shares of its common stock during the same period to an employee of AXIA for services.

              * On August 24, 2000, the Company paid $25,000 to an 11% (eleven percent) shareholder pursuant to a consulting agreement whereby the shareholder was to evaluate and indentify potential merger candidates for a period of sixty days.

              * On September 14, 2000, the Company paid $100,000 for consulting services to an entity controlled by a relative of a former director of the Company.

NOTE 5           Marketable Securities
                 ---------------------

     The Company has applied the principles of Statement of Financial Accounting Standards, No. 115, "Accounting for Certain Investments In Debt and Equity Securities". The following is a summary of securities at December 31, 2001:

                              NEXIA HOLDINGS, INC.
                          (a Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001


              Trading

              1,078,148 shares of Wichita Development (WHDV)
                      valued at $0.0483 per share                                                $  48,745
                                                                                                 =========

              Available for Sale

              2,000,000 shares of CareerWorth (CRWR)
                      valued at .005 per share                                                   $   10,000
              520,000 shares of Alexandria Holdings, Inc.
                      valued at $0.00577 per share                                                   3,000
              520,000 shares of Cairo Acquisitions, Inc.
                      valued at $0.00577 per share                                                   3,000
              520,000 shares of Aswan Investments, Inc.
                      valued at $0.00577 per share                                                   3,000
              3,056,944 shares of Wichita Development (WHDV)
                      valued at $0.0483 per share                                                   147,591
                                                                                                  ---------
                                                                                                 $  166,591


     The Company's owns approximately 17% of the issued and outstanding shares of WHDV and 7.9% of Alexandria, Cairo, and Aswan's issued and outstanding shares.

     Do to the lack of a readily determinable market price, marketable securities are currently being carried at cost.

NOTE 6            Income Taxes
                  ------------

     The provision from income taxes differs from the amount computed at federal statutory rates as follows:

                                                        Years Ended
                                                        December 31,
                                                 2001             2000
                                                 ----             ----
          Income tax benefit (provision)
                  at statutory rate            $29,000           $(822,000)
          Change in valuation allowance        (29,000)            822,000
                                               ---------         ---------
                                               $   -             $   -

                              NEXIA HOLDINGS, INC.
                          (a Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001

     Deferred tax assets (liabilities) are comprised of the following:

                                                        Years Ended
                                                       December 31,
                                                  2001              2000
                                                  ----             -----
         Net operating loss carryforward        $682,000         $653,000
         Valuation allowance                    (682,000)         653,000
                                                ---------        --------
                                               $   -             $   -

     As of December 31, 2001, the Company had net operating losses of approximately $1,829,000, which begin to expire in 2013. If substantial changes in the Company's ownership should occur, there would be an annual limitation of the amount of net operating loss carryforwards which could be utilized. The ultimate realization of these carryforwards is due, in part, on the tax law in effect at the time and future events which cannot be determined.

     A valuation allowance has been established that offsets the net deferred tax asset because there is significant uncertainty surrounding its ultimate realization. The uncertainty is caused by the Company's recurring losses and the annual limits referred to above.

     For 2000, the Company filed consolidated federal income tax returns which included Wichita as a member for the period from August 29, 2000 to December 31, 2000. Income tax expense was allocated from the parent to the members by multiplying the members' net income before tax by the parent's marginal tax rate. Accordingly, Nexia's equity ownership percentage of the tax provision recorded by Wichita, or $209,532, was recorded as a receivable from Wichita as of December 31, 2000.

                              NEXIA HOLDINGS, INC.
                          (a Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001

NOTE 7            Preferred Stock
                  ---------------

     The Company has authorized up to 50,000,000 shares of preferred stock with a par value of $.001 per share. The preferred stock can be issued in various series with varying dividend rates and preferences. At December 31, 2001, there are no issued series or shares of preferred stock.

NOTE 8            Supplemental Cash Flow Information
                  ----------------------------------

     During the year ended December 31, 2001, Nexia:

             * Reduced its investment in subsidiary and additional paid in capital by $840,680 for the dividend distribution of subsidiary stock (see note 3).

             * Reclassified $48,745 from investment in subsidiary to marketable securities for the shares of Wichita common stock retained after the dividend distribution of Wichita stock to Nexia's shareholders. Such shares represented approximately 5% of the outstanding common stock of Wichita.

             * Received 3,053,944 shares of Wichita common stock from Wichita as payment of receivables (see note 4).

NOTE 9            Extraordinary Gain/Loss
                  -----------------------

     At February 29, 2000, Nexia had liabilities from discontinued operations of $1,658,048. During 2000, Nexia recorded an extraordinary gain of $926,534 resulting from the settlement and write-off of liabilities from discontinued operations due to settlement payments of $18,775 and the expiration of the statute of limitations on the liabilities.

     On October 17, 2000, the remaining liabilities from discontinued operations of $712,739 were transferred to Wichita, a 94% owned subsidiary at that time through an asset/liability purchase agreement. At December 31, 2001, Wichita recorded an extraordinary gain of $662,739 resulting from the write-off of liabilities transferred due to the expiration of the statute of limitations. Wichita recorded a tax provision of $256,388 related to this transaction, thus resulting in a net extraordinary gain of $406,351. Nexia has reflected its equity ownership percentage (94%) of this gain, $383,291, as a subsidiary extraordinary gain in the statement of operations.

                              NEXIA HOLDINGS, INC.
                          (a Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001

     Nexia's equity ownership percentage (94%) of the amount of federal income tax of $256,388 related to this extraordinary gain, or $209,322, was recorded as an extraordinary gain and receivable on Nexia's financial statements because Nexia's consolidated tax return for 2000 included Wichita for the period from August 29, 2000 to December 31, 2000 and therefore Wichita was obligated to pay Nexia the amount of federal tax related to the Wichita extraordinary gain, or $209,322. This amount was paid to the Company in 2001 through the receipt of 3,053,944 restricted shares of common stock of Wichita.

NOTE 10           Recent Accounting Pronouncements
                  --------------------------------

     In July 2001, SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets" were issued. SFAS 142 addresses financial accounting and reporting for acquired goodwill and other intangible assets. It requires, among other things, that companies no longer amortize goodwill, but instead test goodwill for impairment at least annually. SFAS 142 is required to be applied for fiscal years beginning after December 15, 2001. Currently, the Company has no recorded goodwill and will assess how the adoption of SFAS 141 and SFAS 142 will impact its financial position and results of operations in any future acquisitions.

     The FASB recently issued FASB Statement No. 143 Accounting for Asset Retirement Obligations. This Statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement applies to all entities. It applied to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligations of leases. This Statement amends SFAS
     19. The effective date for this Statement is June 15, 2002. The Company does not expect the adoption of SFAS 143 to have a material impact on its financial position and future operations.

     The FASB recently issued FASB Statement No. 144, Accounting for the Impairment of Disposal of Long- Lived Assets. The new guidance resolves significant implementation issues related to FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of. Statement 144 is effective for fiscal years beginning after December 15, 2001. Management has not determined the potential impact on financial position or results of operations.

NOTE 11           Subsequent Events
                  -----------------

     On February 15, 2002, the Company entered into a stock purchase agreement with Axia Group, Inc, whereby the Company acquired essentially all the assets of Axia Group, Inc and its subsidiaries in exchange for the issuance of 255,100,000 newly issued restricted common share of stock of the Company. A Form 8-K describing the event in greater detail was filed with

                              NEXIA HOLDINGS, INC.
                          (a Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001
     the Securities Exchange Commission (SEC) on February 27, 2002. The effect of the transaction is that the Company became an 80%+ owned subsidiary of Axia Group, Inc. and changed from a development stage company to a holding company.

     On March 15, 2002, the Company changed its name to Nexia Holdings, Inc. Going forward the company will be included in Axia Group, Inc.'s financial statements as a consolidated entity, but will continue to issue separate reports under the name Nexia Holdings, Inc. as required by SEC regulations.

                          Proforma Financial Statements

                                    Combining

                                Axia Group, Inc.
                                       and
                              Nexia Holdings, Inc.
                        (fka Kelly's Coffee Group, Inc.)

                               For the year ended
                                December 31, 2001

                    Axia Group, Inc. Pro-forma Balance Sheets
                      For the year ended December 31, 2001


                                                 Axia Group,           Nexia
                                                     Inc.          Holdings, Inc.      Eliminations         Combined
                                               ================  ==================  ================   ================
Assets
   Current Assets
     Cash                                               295,134              22,279                              317,413
     Accounts receivable, net                            90,155                   -                               90,155
     Related party receivables                           81,986                   -                               81,986
     Prepaid expenses                                     5,970                   -                                5,970
     Current portion of notes receivable                 42,500                   -                               42,500
     Marketable securities                            1,180,638              48,745         (505,634) a          723,749
                                               ----------------  ------------------  ----------------   ----------------
   Total Current Assets                               1,696,383              71,024         (505,634)          1,261,773

   Fixed Assets
     Property & equipment, net                        5,713,523                   -                            5,713,523
     Land                                             1,835,649                   -                            1,835,649
                                               ----------------  ------------------  ----------------   ----------------
   Total Fixed Assets                                 7,549,172                   0                 0          7,549,172

   Other Assets
     Real property held for sale                        250,397                   -                              250,397
     Notes receivable                                   255,000                   -                              255,000
     Other assets                                        44,082             166,591                              210,673
                                               ----------------  ------------------  ----------------   ----------------
   Total Other Assets                                   549,479             166,591                 0            716,070
                                               ----------------  ------------------  ----------------   ----------------

Total Assets                                          9,795,034             237,615         (505,634)          9,527,015
                                               ================  ==================  ================   ================

Liabilities & Stockholders' Equity
   Current Liabilities
     Accounts payable                                    31,423               4,791                               36,214
     Accrued liabilities                                226,466               5,426                              231,892
     Current portion of IEPA liability                  160,000                   -                              160,000
     Current portion of WVDEP liability                  20,000                   -                               20,000
     Current portion of long-term debt                1,151,892                   -                            1,151,892
                                               ----------------  ------------------  ----------------   ----------------
   Total Current Liabilities                          1,589,781              10,217                 0          1,599,998

   Long-Term Liabilities
     Long-term debt                                   4,439,944                   -                            4,439,944
     IEPA liability                                      62,629                   -                               62,629
     WVDEP liability                                     26,499                   -                               26,499
                                               ----------------  ------------------  ----------------   ----------------
   Total Long-Term Liabilities                        4,529,072                   0                 0          4,529,072
                                               ----------------  ------------------  ----------------   ----------------

   Total Liabilities                                  6,118,853              10,217                 0          6,129,070
                                               ----------------  ------------------  ----------------   ----------------

   Minority Interest                                    628,210                   -                 -            628,210

   Stockholders' Equity
     Preferred stock                                          -                   -                                    -
     Common stock                                         5,356              53,964          (53,964) b            5,356
     Additional paid-in capital                      16,831,440           2,428,473       (2,252,358) abc     17,007,555
     Treasury stock                                 (1,153,972)                   -                           (1,153,972)
     Accumulated deficit                           (12,750,797)         (2,255,039)        2,255,039  c      (12,750,797)
     Unrealized holding loss                            115,944                   -         (454,351) a         (338,407)
                                               ----------------  ------------------  ----------------   ----------------
   Total Stockholders' Equity                         3,047,971             227,398         (505,634)          2,769,735
                                               ----------------  ------------------  ----------------   ----------------
Total Liabilities & Stockholders' Equity              9,795,034             237,615         (505,634)          9,527,015
                                               ================  ==================  ================   ================


                  Axia Group, Inc. Pro-forma Income Statements
                               For the year ended
                                December 31, 2001


                                                Axia Group,             Nexia
                                                    Inc.            Holdings, Inc.       Eliminations          Combined
                                             ==================   ==================   ================    ================
Revenues
    Consulting revenues                      $          654,735                    -   $       (14,919) d  $        639,816
    Rental revenues                                     939,447                    -                  -             939,447
                                             ------------------   ------------------   ----------------    ----------------
Total Revenues                                        1,594,182                    -           (14,919)           1,579,263

Cost of Revenues
    Costs associated with consulting                    643,914                    -                  -             643,914
    Costs associated with rentals                       820,632                    -                  -             820,632
    Interest expense from rental                        490,372                    -                  -             490,372
       revenues
                                             ------------------   ------------------   ----------------    ----------------
Total Cost of Revenues                                1,954,918                    -                  -           1,954,918

Gross Margin                                          (360,736)                    -           (14,919)           (375,655)

    Impairment of long-lived assets                   (562,859)                    -                  -           (562,859)
    Impairment of marketable securities             (1,827,009)                    -                  -         (1,827,009)
    (Loss) gain on sale of securities               (1,027,039)                1,370                  -         (1,025,669)
    General & administrative expenses                 (646,493)             (78,940)             14,919 d         (710,514)
                                             ------------------   ------------------   ----------------    ----------------
Income (loss) from operations                       (4,424,136)             (77,570)                  -         (4,501,706)

Other Income (Expense)
    Interest expense                                    104,290                    -                  -             104,290
    Interest expense                                   (76,849)                    -                  -            (76,849)
    Other income (expense)                              (5,894)                    -                  -             (5,894)
    Loss on disposal of subsidiaries                   (38,718)                    -                  -            (38,718)
                                             ------------------   ------------------   ----------------    ----------------
Total other income (expense)                           (17,171)                    -                  -            (17,171)

Loss before minority interest and taxes             (4,441,307)             (77,570)                  -         (4,518,877)
Minority share of loss                                   81,225                    -                  -              81,225
                                             ------------------   ------------------   ----------------    ----------------
Net Income (Loss)                            $      (4,360,082)   $         (77,570)                  -    $    (4,437,652)
                                             ==================   ==================   ================    ================

Comprehensive income (loss)
    Unrealized holding gains (losses)                 1,887,897                    -                  -           1,887,897
    Reclassification adjustment for
       losses included in net income                (1,827,009)                    -                  -         (1,827,009)
                                             ------------------   ------------------   ----------------    ----------------
Total Comprehensive income (loss)            $      (4,299,194)   $         (77,570)                  -    $    (4,376,764)
                                             ==================   ==================   ================    ================

Income (Loss) per share, basic & diluted     $           (0.87)                    -                  -    $         (0.88)
                                             ==================   ==================   ================    ================

Weighted average shares outstanding                   5,024,000          307,897,000                  -           5,024,000

    The accompanying notes are an integral part of these financial statements

                                 Axia Group, Inc
                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                     December 31, 2001 and December 31, 2000


1.  Basis of Presentation

The accompanying estimated financial statements have been prepared by management in accordance with the instructions in Item 310(e) of the Securities Exchange Act and, therefore, do not include all information and footnotes required by generally accepted accounting principles. The purpose of this presentation is to combine the financial statements of both entities as if they were one company throughout the entire period.

Any applicable accounts that would normally be eliminated on consolidation (ie. inter-company accounts, investment in subsidiary accounts, and capital accounts) have been eliminated. Also any revenues generated by the parent for services performed for the subsidiary while the subsidiary was an independent company have been eliminated.

2.  Specific Elimination Entries

   a. Balance Sheet entry to eliminate Nexia stock held by Axia and its subsidiaries as investments. Of the total adjustment of $505,633.80, $51,282.80 represents the cost basis of the securities and is eliminated versus Additional Paid in Capital and the remaining $454,351.00 represents the unrealized holding gains on the securities which are eliminated versus Unrealized Holding Gains and Losses

   b. Balance sheet entry to eliminate the common stock of Nexia Holdings.

   c. Balance sheet entry to eliminate the accumulated deficit of Nexia Holdings pursuant to regulation changes that do not allow pooling on purchase transactions.

   d. Income statement adjustments to eliminate consulting fees paid during the year ended December 31, 2001, by Nexia to Axia Group and its subsidiaries for work related to its filings, capital structuring, and investor relations.